Other Commitments and Contingencies	9 Months Ended
Sep. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Other Commitments and Contingencies
OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	September 30, 2018	December 31, 2017
Book value of vessels secured against long-term loans	3,269,907	2,032,747

As at September 30, 2018, 21,226,586 Golar Partners common units were pledged as security for the obligations under the margin loan. See note 13.

UK tax lease benefits

As described under note 31 in our audited consolidated financial statements filed with our annual report on Form 20-F for the year ended December 31, 2017, during 2003 we entered into six UK tax leases. Under the terms of the leasing arrangements, the benefits are derived primarily from the tax depreciation assumed to be available to the lessors as a result of their investment in the vessels. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the UK Tax Authorities (''HMRC'') with regard to the initial tax basis of the transactions, or in relation to the 2010 lease restructurings, or in the event of an early termination of the Methane Princess lease, we may be required to make additional payments principally to the UK vessel lessor, which could adversely affect our earnings or financial position. We would be required to return all, or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we received in respect of our lease financing transactions, including the 2010 restructurings and subsequent termination transactions. The gross cash benefit we received upfront on these leases amounted to approximately £41 million British Pounds (before deduction of fees).

Of these six leases we have since terminated five, with one lease remaining, being that of the Methane Princess lease. Pursuant to the deconsolidation of Golar Partners in 2012, Golar Partners is no longer considered a controlled entity but an affiliate and therefore as at September 30, 2018, the capital lease obligation relating to this remaining UK tax lease is not included on our consolidated balance sheet. However, under the indemnity provisions of the Omnibus Agreement or the respective share purchase agreements, we have agreed to indemnify Golar Partners in the event of any tax liabilities in excess of scheduled or final scheduled amounts arising from the Methane Princess leasing arrangements and termination thereof.

HMRC has been challenging the use of similar lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by the HMRC which set aside previous judgments in favor of the tax payer, the First Tier Tribunal (UK court) ruled in favor of HMRC. The tax payer in this particular ruling has the election to appeal the courts’ decision, but no appeal has been filed. The judgments of the First Tier Tribunal do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our structures. Further, we consider there are differences in the fact pattern and structure between this case and our 2003 leasing arrangements and therefore is not necessarily indicative of any outcome should HMRC challenge us and we remain confident that our fact pattern is sufficiently different to succeed if we are challenged by HMRC. HMRC have written to our lessor to indicate that they believe our lease may be similar to the case noted above. We have reviewed the details of the case and the basis of the judgment with our legal and tax advisers to ascertain what impact, if any, the judgment may have on us and the possible range of exposure has been estimated at approximately £nil to £112 million British Pounds. We are currently in conversation with HMRC on this matter and, as well as continuing to present the factual background of Golar's position, we are progressing the possibility of bringing this inquiry to a mutually satisfactory conclusion. Given the complexity of these discussions, it is impossible to quantify the reasonably possible loss, however we continue to estimate the possible range of exposures as set out above.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

Other

In December 2005, we signed a shareholders' agreement in connection with the setting up of a jointly owned company to be named Egyptian Company for Gas Services S.A.E ("ECGS"), which was to be established to develop hydrocarbon business and in particular LNG related business in Egypt. As at September 30, 2018, we had a commitment to pay $1.0 million to a third party, contingent upon the conclusion of a material commercial business transaction by ECGS as consideration for work performed in connection with the setting up and incorporation of ECGS.

We are party to a shareholders’ agreement with a consortium of investors to fund the development of pipeline infrastructure and a FSRU which are intended to supply two power plants in the Ivory Coast. The project is currently in the initial design phase, with FID currently expected to be taken in the first half of 2019. Negotiations are underway with third party lenders for the financing of construction costs in the event a positive investment decision is made. During the initial phase of the project, our remaining contractual commitments for this project are estimated to be in the region of €0.5 million. In the event a positive FID is taken on the project, this could increase up to approximately €15 million. This figure is dependent upon a variety of factors such as whether third party financing is obtained for a portion of the construction costs. The timing of this range of payments is dependent on whether and when FID is made, progress of negotiations with lenders for non-investor financing, and the progress of eventual construction work. The nature of payments to the project could be made in a combination of capital contributions or interest-bearing shareholder loans.

In relation to our investment in small-scale LNG services provider Avenir LNG Limited ("Avenir") (see note 18), we are party to a combined commitment of up to $182.0 million from initial Avenir shareholders Stolt-Nielsen Limited ("Stolt-Nielsen"), Höegh LNG Holdings Limited ("Höegh") and us. Based on our initial 25% shareholding, our overall commitment to Avenir is $45.5 million, of which $24.8 million has already been paid in as part of our initial investment in Avenir.